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                                                                    EXHIBIT 10.2

                          EXECUTIVE SEVERANCE AGREEMENT


         THIS EXECUTIVE SEVERANCE AGREEMENT ("Agreement") is made and entered into as of this 4th day of May, 2001, by and between Wackenhut Corrections Corporation, a Florida corporation, its successor or successors, or assigns (hereinafter referred to as the "Company") and Dr. George C. Zoley (hereinafter referred to as the "Executive").

         The Executive is a key executive of the Company, and the Company desires to provide the Executive with an incentive to remain with the Company if concerns arise over a possible change in control of the Company, The majority shareholder of the Company is The Wackenhut Corporation, a Florida corporation ("TWC").

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Company and the Executive agree as follows:

1. Termination of Executive Employment. If the Executive's employment is terminated by the Company for any reason at any time during the 12 month period commencing on the date on which a Change in Control (as defined in Section 2 below) occurs, by the Executive for "Good Reason" (as defined in Section 2 below) at any time during the 12 month period commencing on the date on which a Change in Control occurs, or for any reason (including the delivery of a written resignation to the Company by the Executive or his authorized representative on the Executive's or his estate's behalf) after the date which is 12 months following the date a Change in Control occurs and prior to the date which is 24 months following the date a Change in Control occurs, then (i) the Company shall pay the Special Termination Payment (as defined in Section 3 below) to the Executive (or his estate) within ten days after said termination, (ii) all awards granted pursuant to the Wackenhut Corrections Corporation Stock Option Plans and any other unvested stock options or other interests the Executive holds in the Company's stock or the stock of a subsidiary of the Company shall become fully vested, all restrictions on restricted stock units shall lapse, and all performance targets with respect to performance units or shams will be deemed to have been met as of the date the Executive's employment is terminated
(iii) the Company shall transfer all of its interest in any automobile used by the Executive pursuant to the Company's Executive Automobile Policy (the "Executive Automobile Policy") and shall pay the balance of any outstanding loan or leases on such automobile (whether such obligations are those of the Executive or the Company) so that the Executive owns the automobile outright (in the event such automobile is leased, the Company shall pay the residual cost of such lease), (iv) the Company shall pay to the Executive, within ten days after said termination, the present value of all cash payments pursuant to the WCC Retirement Agreement entered into between the Company and the Executive (the "Retirement Agreement") as if the Executive had remained employed with the Company through the Retirement Date defined therein, in complete satisfaction of the amount due to the Executive thereunder (the "Retirement Agreement payoff"),
(v) the Company shall continue to provide the Executive (and if applicable, his beneficiaries) with the Executive Benefits (as described in Section 4), at no cost to the Executive in no less than the same amount and, on the same terms and conditions as in effect on the date on which the Change in Control occurs for a period of 3 years after the date of


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termination of the Executive's employment with the Company, regardless of the cost to the Company, or, alternatively, if the Executive (or his estate) elects at any time in a written notice delivered to the Company to waive any particular Executive Benefits, the Company shall make a cash payment to the Executive within ten days after receipt of such election in an amount equal to the present value of the Company's cost of providing such Executive Benefits from the date of such election to the end of the foregoing 3-year period, and such present value shall be determined by reference to the Company's then-current cost levels and a discount rate equal to 120 percent of the short-term applicable Federal rate provided for in Section 1274(d) of the Internal Revenue Code (the "Code") for the month in which the Change in Control occurs; and (vi) the Company shall pay to the Executive, within 10 days after said termination, an amount equal to the sum of (a) the dollar value of vacation time that would have been credited to the Executive pursuant to the Company's Vacation Policy (the "Vacation Policy) if the Executive had remained employed by the Company through the "Anniversary Date" (as defined in the Vacation Policy) immediately following his termination of employment, multiplied by a fraction, the numerator of which is the number of days which elapsed from the Executive's Anniversary Date immediately preceding the date of termination through the date of such termination, and the denominator of which is 365, plus (b) the dollar value of vacation time which the Executive was entitled to have taken immediately prior to the Executive's termination, which was not in fact taken by the Executive; the dollar value of vacation time referred to above shall be equal to the amount which would have been paid to the Executive by the Company during such vacation time had the vacation time in fact been taken by the Executive immediately prior to the Executive's termination. If the Executive dies during the 3-year period contemplated by clause (v) of the foregoing sentence, the Company shall provide the Executive Benefits, to the extent applicable, to the Executive's estate, or make any applicable cash payments in lieu thereof to said estate. The present value represented by the Retirement Agreement Payoff referred to above shall be calculated (i) using a discount rate equal to the lower of the rate provided for in Code Section 280G(d)(4), or six and one-half percent (6.5%), and (ii) without regard to any mortality factors or related probabilities. The Executive shall be deemed to be employed by the Company if the Executive is employed by the Company or any subsidiary of the Company in which the Company owns a majority of the subsidiary's voting securities. Notwithstanding anything else in this Agreement to the contrary, subsequent reemployment of the Executive by the Company or any successor of the Company following a Change in Control will not cause the Executive to forfeit any compensation or benefits provided in this Agreement.

2.       Definitions

         A. Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  (i) any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), (other than the Company, TWC or any trustee or other fiduciary holding securities under any employee benefit plan of the Company), is

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         or becomes the "beneficial owner" (as defined in Rule l3d-3 under the
         Exchange Act), directly or indirectly, of securities of the Company (or a successor by merger, consolidation or similar transaction, referred to in this Section as a "successor") representing a percentage of the combined voting power of the Company's (or its successor's) then outstanding securities which is greater than the percentage of the combined voting power represented by securities of the Company (or its successor) then owned by TWC; provided, however, that for purposes of this clause (i), the percentage so owned by TWC shall not be treated as beneficially owned by any direct or indirect shareholder of TWC; and provided further, that the transfer of securities of the Company owned by TWC to any direct or indirect shareholders of TWC in connection with any one or more spin-offs, split-offs, split-ups, corporate distributions or similar transactions consummated as part of an integrated plan involving TWC's direct or indirect shareholders (a "Restructuring Transaction") shall not be deemed to constitute a Change in Control; or

                  (ii) after consummation of a Restructuring Transaction, any person, as defined above (other than the Company, TWC or any trustee or other fiduciary holding securities under any employee benefit plan of the Company), is or becomes the beneficial owner, as defined above, directly or indirectly, of securities of the Company or its successor representing a majority of the combined voting power of the Company's (or its successors's) then outstanding securities; provided, however, that the ownership of securities of the Company constituting such a majority by a person immediately after consummation of a Restructuring Transaction and by such person thereafter shall not constitute a Change in Control; and provided further, that the subsequent acquisition of securities by another person which causes such other person to own such a majority will constitute a Change in Control; or

                  (iii) the Company consummates (1) an agreement for the Sale or disposition by the Company of all or substantially all of the Company's assets except pursuant to a merger, consolidation or similar transaction involving the Company and a successor (as defined above) (said merger, consolidation or similar transaction shall be tested only pursuant to clause (i) above) or (2) a plan of complete liquidation of the Company; or

                  (iv) any "person," as such term is used in Section 13(d) and 14(d) of the Exchange (other than the Company, TWC, members of the TWC Controlling Shareholder Group, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or TWC, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of TWC representing 30% or more of the combined voting power of TWC's then outstanding securities; or

                  (v) the shareholders of TWC approve a merger or consolidation of TWC with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of TWC outstanding immediately prior thereto continuing to represent, (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of TWC or such surviving entity outstanding immediately after such merger or consolidation; or


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                  (vi)     TWC consummates (1) an agreement for the sale or
         disposition by TWC of all or substantially all of TWC's assets except pursuant to a merger, consolidation or similar transaction involving TWC where TWC is not the surviving entity (said merger, consolidation or similar transaction shall be tested only pursuant to clause (v) above) or (2) a plan of complete liquidation of TWC; or

                  (vii) the total combined voting power of TWC (or any successor entity) represented by shares of voting stock owned by members of the TWC Controlling Shareholder Group is reduced to 30 percent or less.

         Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred with respect to the Executive if the Executive is part of a purchasing group which consummates a transaction causing a Change in Control. The Executive shall be deemed "part of a purchasing group" for purposes of the proceeding sentence if the Executive is a direct or indirect equity participant in the purchasing company or group. Furthermore, the occurrence of any of the events listed in clauses (iv), (v), (vi) or (vii) above shall not constitute a Change in Control if they occur after consummation of a Restructuring Transaction.

         The "TWC Controlling Shareholder Group" includes (i) George R. Wackenhut, (ii) the spouse and lineal descendants of George R. Wackenhut, (iii) any trust whose only beneficiaries are persons described in the foregoing clauses (i) and (ii), and (iv) Affiliates of the persons described in the foregoing clauses (i), (ii) and (iii), An "Affiliate" of a person includes only a corporation, limited liability company, partnership, or similar entity where all of the voting securities or ownership interests of said entity are directly owned by such person. Unless otherwise defined, a "person" includes any natural person and any corporation, limited liability company, partnership, trust or other entity.

B. Good Reason. Termination by Executive of his employment for "Good Reason" pursuant to Section I above shall mean a termination by Executive upon:

                  (i) Any material reduction in Executive's title or responsibilities;

                  (ii) Any reduction in Executive's base Salary or annual bonus;

                  (iii) A diminution in the Executive's eligibility to participate in bonus, stock options, incentive awards and other compensation plans or a diminution in Executive Benefits (as defined below); or

                  (iv) A change in the location of the Executive's principal place of employment by the Company of more than 50 miles from the location which he was principally employed at immediately prior to a Change in Control.


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3.       Special Termination Payment and Calculation. For purposes of this
         Agreement, the "Special Termination Payment" shall mean an aggregate amount of money equal to the product of three (3) multiplied by the sum of (x) the Executive's annual base salary as in effect at the time of the termination giving rise to the Special Termination Payment, or if greater the annual base salary in effect for the calendar year prior to the date of termination, plus (y) the greater of (i) the annual bonus the Executive received with respect to calendar year 1999, or (ii) the largest annual bonus the Executive would have received if his employment had not been terminated in the calendar year in which his employment was terminated assuming that all targets and incentives are met (regardless of actual results and criteria). In the event that the Company does not pay the Special Termination Payment by the due date specified in this Agreement, then the unpaid amount shall bear interest at the rate of 18 percent per annum, compounded monthly, until it is paid.

         a. Equalization Payment. If any of the Special Termination Payment will be subject to the tax (the "Excise Tax) imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction from the Special Termination Payment and the Gross-Up Payment of any Excise Tax imposed upon the Special Termination Payment and any federal, state and local income tax and Excise Tax imposed upon the Gross-Up Payment shall be equal to the original amount of the Special Termination Payment, prior to deduction of any Excise Tax imposed with respect to the Special Termination Payment. The Gross-Up Payment is intended to place the Executive in the same economic position he would have been in if the Excise Tax did not apply. The Gross-Up Payment shall be paid to the Executive in full, at the time the Special Termination Payment is paid pursuant to Section I hereof. For purposes of determining the Gross-Up Payment pursuant to this
                  Section 3-a, the Special Termination Payment shall also include any amounts which would be considered "Parachute Payments" (within the meaning of Section 2800(b)(2) of the Code) to the Executive, including, but not limited to, the value of any Executive Benefits paid or provided to the Executive during the period provided for in Code Section 28OG(b)(2)(C).

         b. Tax Rates. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date of termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

         c. Tax Calculation. Simultaneously with the Company's payment of the Special Termination Payment, the Company shall deliver to the Executive a written statement specifying the total amount of the Special Termination Payment and the Gross-Up Payment, together with all supporting calculations. If the Executive


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                  disagrees with the Company's calculation of either of said payments, the Executive shall submit to the Company, no later than 30 days after receipt of the Company's calculations, a written notice advising the Company of the disagreement and setting forth his calculation of said payments. The Executive's failure to submit such notice within such period shall be conclusively deemed to be an agreement by the Executive as to the amount of the Special Termination Payment and the Gross-Up Payment. If the Company agrees with the Executive's calculations, it shall pay any shortfall to the Executive within 20 days after receipt of such a notice from the Executive, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall. If the Company does not agree with the Executive's calculations, it shall provide the Executive with a written notice within 20 days after the receipt of the Executive's calculations advising the Executive that the disagreement is to be referred to an independent accounting firm for resolution. Such disagreement shall be referred to an independent "Big 5" accounting firm which is not the regular accounting firm of the Company and which is agreed to by the Company and the Executive within 10 days after issuance of the Company's notice of disagreement (if the parties cannot agree on the identity of the accounting firm which is to resolve the dispute, the accounting firm shall be selected by means of a coin toss conducted in Palm Beach County, Florida by counsel to the Executive on the first business day after such 10 day period in such manner as such counsel may specify). The accounting firm shall review all information provided to it by the parties and submit a written report setting forth its calculation of the Special Termination Payment and the Gross-Up Payment within 15 days after submission of the matter to it, and such decision shall be final and binding on all of the parties. The fees and expenses charged by said accounting firm shall be paid by the Company. If the amount of the Special Termination Payment or Gross-Up Payment actually paid by the Company was less than the amount calculated by the accounting firm, the Company shall pay the shortfall to the Executive within 5 days after the accounting firm submits its written report, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall.

         d. Subsequent Calculation. In the event the Internal Revenue Service imposes an Excise Tax with respect to the Special Termination Payment that is greater than the Excise Tax calculated hereunder, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole in accordance with the principles set forth above, including any interest and penalties which may be imposed.

4. Executive Benefits. The term "Executive Benefits" means all health, dental, disability, life insurance, retirement and fringe benefits or programs now or hereafter established by the Company which cover the Company's executives or its employees and applicable family members and which are in effect on the date on which a Change in Control occurs. The term


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         "Executive Benefits" also includes, for purposes of Section 3, the value of the items provided for in clauses (ii) and (iii) of the first sentence in Section 1.

5. Non-Competition. In the event that Executive's employment is terminated pursuant to Section I hereof and Executive timely receives payment of the Special Termination Payment, Executive agrees that for a period of 12 months after such termination of employment not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any business (a "Competitive Operation") which competes with any business conducted by the Company, or by any group, division or subsidiary of the Company for which the Executive has had responsibility, in any area where such business is being conducted at the time of such termination. It is understood and agreed that, or the purposes of the foregoing provisions of this Section 5, no business which is conducted by the Company at the time, of the Executive's termination and which subsequently is sold or discontinued by the Company shall be deemed to be a Competitive Operation within the meaning of this Section 5. Ownership of an amount not to exceed five percent (5%) of the voting stock of any publicly held corporation shall not constitute a violation hereof.

6. Release and Indemnity. The Company hereby fully and forever releases, acquits, discharges and holds the Executive harmless from any and all, and all manner of, actions and causes of action, claims, suits, costs, debts, sums of money, claims and demands, presently known or unknown, whatsoever in law or equity or otherwise, which the Company ever had, now has or may now have, or will have in the future, by reason of any matter, cause or thing whatsoever, from the beginning of the world and all times thereafter. The preceding sentence does not apply to any matters, events, actions, claims, damages or losses arising from, in connection with or relating to (i) any intentional illegal conduct of the Executive, or (ii) conduct of the Executive after the Executive ceases to be employed by the Company. The Company at all times shall indemnify, save harmless and reimburse the Executive, from and against any and all demands, claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, which the Executive may incur or with which they may be threatened with, arising from, in connection with, relating to or arising as a result of Executive's employment by the Company or any other relationship that the Executive has with the Company as an officer, director, agent shareholder or otherwise, including without limitation settlement costs and attorneys' fees and court costs at trial and appellate levels which the Executive may incur in connection with settling, defending against or resisting any of the foregoing. The Company shall pay to the Executive any amounts due with respect to said indemnity within 5 business days after the Executive issues a written demand therefor to the Company. The provisions of this section are an expansion of any rights that the Executive may have with respect to the subject matter, and no other agreement or arrangement which the Company may have that benefits the Executive with respect to the subject matter hereof shall be superseded or limited in any way as a result of the parties entering into this Agreement.


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7.       Notices. Notices and all other communications contemplated by this
         Agreement shall be in writing and shall be deemed to have been duly given when received at the address specified herein. In the case of Executive, notices shall be delivered to him at the home address which he has most recently communicated to the Company in writing. In the case of the Company, notices shall be delivered to the Company's corporate headquarters, and all notices shall be directed to the attention of the Chairman of the Board of the Company, with a copy to the Company's General Counsel.

8. No Mitigation. Executive shall not be required to mitigate the amount of any payment or benefit contemplated by this Agreement upon his termination of employment (whether by seeking new employment or in any other manner), nor shall any such payment or benefit be reduced by any earnings or benefits that Executive may receive from any other source.

9. Modification and Waiver. This Agreement shall not be canceled, rescinded or revoked, nor may any provision of this Agreement be modified, waived or discharged unless the cancellation, rescission, revocation, modification, waiver or discharge is agreed to in writing and signed by Executive and by the Chairman of the Board of the Company. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

10. Complete Agreement. This Agreement supersedes all previous severance agreements entered into by Executive and the Company. Except as specifically provided in Section I of this Agreement, this Agreement does not affect any deferred compensation agreements, non-qualified retirement plans, or any other agreements entered into by the parties.

11. No Assignment. No right, benefit or interest hereunder, shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. This Agreement is binding on all successors of the Company, whether by merger, consolidation, purchase or otherwise, and all references to the Company shall also include references to any such successor.

12. Governing. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of Florida applicable to agreements made and to be performed entirely within such State, as to all matters governed by state law or, if controlling, by applicable federal law.

13. Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.


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14.      Litigation Venue. Any action at law or in equity under this Agreement shall be brought in the courts of Palm Beach County, Florida, and in no other court (whether or not jurisdiction can be established in another court). Each party hereto waives the right to argue that venue is not appropriate in the courts of Palm Beach County, Florida.

15. Expenses. The Company shall reimburse the Executive for all legal and/or accounting expenses he incurs in connection with the execution, delivery and enforcement of his rights under this Agreement.

16. Withholding. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18. Special Provisions. The continued validity of this Agreement shall not be affected by any acquisition of capital stock of the Company by TWC and this Agreement shall continue in full force and effect, and transactions that occur after any such acquisition shall continue to be tested pursuant to Section 2.


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         IN WITNESS WHEREOF, the parties have executed this Executive Severance
Agreement effective the 4th day of May, 2001.


Signed, Sealed and Delivered                 EXECUTIVE:
In the Presence of

/s/ Sandra L. Nusbaum                        /s/  George C.Zoley
-----------------------------                ----------------------------------
PRINT NAME OF WITNESS BELOW                   Dr. George C. Zoley


Sandra L. Nusbaum
                                             Date:    5/4/01
/s/ Tanya Grooms                                 -----------------------------
-----------------------------
PRINT NAME OF WITNESS BELOW

Tanya Grooms
-----------------------------

                                             WACKENHUT CORRECTIONS CORPORATION

/s/ J.P. Rowan                               By: /s/ G.R. Wackenhut
-----------------------------                ----------------------------------
PRINT NAME OF WITNESS BELOW
                                             Name: George R. Wackenhut
James P. Rowan                                     ----------------------------
-----------------------------                Title: Chairman
                                                   ----------------------------

/s/ Sandra L. Nusbaum                        Date:  5-4-01
-----------------------------                      ----------------------------
PRINT NAME OF WITNESS BELOW


Sandra L. Nusbaum
-----------------------------


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                         EXECUTIVE SEVERANCE AGREEMENT

         THIS SEVERANCE AGREEMENT ("Agreement") is made and entered into as of this 4th day of May, 2001, by and between Wackenhut Corrections Corporation, a Florida corporation, its successor or successors, or assigns (hereinafter referred to as the "Company") and Wayne Calabrese (hereinafter referred to as the "Executive").

         The Executive is a key executive of the Company, and the Company desires to provide the Executive with an incentive to remain with the Company if concerns arise over a possible change in control of the Company. The majority shareholder of the Company is The Wackenhut Corporation, a Florida Corporation ("TWC").

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the Company and the Executive agree as follows:

1. Termination of Executive Employment. If the Executive's employment is terminated by the Company for any reason at any time during the 12 month period commencing on the date on which a Change in Control (as defined in Section 2 below) occurs, by the Executive for "Good Reason" (as defined in Section 2 below) at any time during the 12 month period commencing on the date on which a Change in Control occurs, or for any reason (including the delivery of a written resignation to the Company by the Executive or his authorized representative on the Executive's or his estate's behalf) after the date which is 12 months following the date a Change in Control occurs and prior to the date which is 24 months following the date a Change in Control occurs, then (i) the Company shall pay the Special Termination Payment (as defined in Section 3 below) to the Executive (or his estate), within ten days after said termination, (ii) all awards granted pursuant to the Wackenhut Corrections Corporation Stock Option Plans and any other unvested stock options or other interests the Executive holds in the Company's stock or the stock of a subsidiary of the Company shall become fully vested, all restrictions on restricted stock units shall lapse, and all performance targets with respect to performance units or shares will be deemed to have been met as of the date the Executive's employment is terminated, (iii) the Company shall transfer all of its interest in any automobile used by the Executive pursuant to the Company's Executive Automobile Policy (the "Executive Automobile Policy") and shall pay the balance of any outstanding loans or leases on such automobile (whether such obligations are those of the Executive or the Company) so that the Executive owns the automobile outright (in the event such automobile is leased, the Company shall pay the residual cost of such lease), (iv) the Company shall pay to the Executive, within ten days after said termination, the present value of all cash payments pursuant to the WCC Retirement Agreement entered into between the Company and the Executive (the "Retirement Agreement") as if the Executive had remained employed with the Company through the Retirement Date defined therein, in complete satisfaction of the amount due to the Executive thereunder (the "Retirement Agreement Payoff"), (v) the Company shall continue to provide the Executive (and if applicable, his beneficiaries) with the Executive Benefits (as described in Section 4), at no cost to the Executive in no less than the same amount and, on the same terms and conditions as in effect on the date on which the Change in Control occurs for a period of 3 years after the date of termination of the Executive's employment with the Company, regardless of the cost to the Company, or, alternatively, if the Executive (or his estate) elects at any time in a written notice delivered to the Company to waive any particular Executive Benefits, the Company shall make a cash payment to the Executive within ten days after receipt of such election in an amount equal to the present value of the Company's cost of providing such Executive Benefits from the date of such election to the end of the foregoing 3-year period, and such present value shall be determined by reference to the Company's then-current cost levels and a discount rate equal to 120 percent of the short-term applicable Federal rate provided for in Section 1274(d) of the Internal Revenue Code (the "Code") for the month in which the Change in Control occurs; and (vi) the Company shall pay to the Executive, within 10 days after said termination, an amount equal to the sum of (a) the dollar value of vacation time that would have been credited to the Executive pursuant to the Company's Vacation Policy (the "Vacation Policy") if the Executive had remained employed by the Company through the "Anniversary Date" (as defined in the Vacation Policy) immediately following his termination of employment, multiplied by a fraction, the numerator of which is the number of days which elapsed from the Executive's Anniversary Date immediately preceding the date of termination through the date of such termination, and the denominator of which is 365, plus
         (b) the dollar value of vacation time which the Executive was entitled to have taken immediately prior to the Executive's termination, which was not in fact taken by the Executive; the dollar value of vacation time referred to above shall be equal to the amount which would have been paid to the Executive by the Company during such vacation time had the vacation time in fact been taken by the Executive immediately prior to the Executive's termination. If the Executive dies during the 3-year period contemplated by clause (v) of the foregoing sentence, the Company shall provide the Executive Benefits, to the extent applicable, to the Executive's estate, or make any applicable cash payments in lieu thereof to said estate. The present value represented by the Retirement Agreement Payoff referred to above shall be calculated (i) using a discount rate equal to the lower of the rate provided for in Code
         Section 280G(d)(4), or six and one-half percent (6.5%), and (ii) without regard to any mortality factors or related probabilities. The Executive shall be deemed to be employed by the Company if the Executive is employed by the Company or any subsidiary of the Company in which the Company owns a majority of the subsidiary's voting securities. Notwithstanding anything else in this Agreement to the contrary, subsequent reemployment of the Executive by the Company or any successor of the Company following a Change in Control will not cause the Executive to forfeit any compensation or benefits provided in this Agreement.

2.       Definitions.

         A. Change in Control. For purposes of this "Agreement," a "Change in Control" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  (i) any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), (other than the Company, TWC or any trustee or other fiduciary holding securities under any employee benefit plan of the Company), is or becomes the "beneficial owner," (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor by merger, consolidation or similar transaction, referred to in this Section as a "successor") representing a percentage of the combined voting power of the Company's (or its successor's) then outstanding securities which is greater than the percentage of the combined voting power represented by securities of the Company (or its successor) then owned by TWC; provided, however, that for purposes of this clause (i), the percentage so owned by TWC shall not be treated as beneficially owned by any direct or indirect shareholder of TWC; and provided further, that the transfer of securities of the Company owned by TWC to any direct or indirect shareholders of TWC in connection with any one or more spin-offs, split-offs, split-ups, corporate distributions or similar transactions consummated as part of an integrated plan involving TWC's direct or indirect shareholders (a "Restructuring Transaction") shall not be deemed to constitute a Change in Control; or

                  (ii) after consummation of a Restructuring Transaction, any person, as defined above (other than the Company, TWC or any trustee or other fiduciary holding securities under any employee benefit plan of the Company), is or becomes the beneficial owner, as defined above, directly or indirectly, of securities of the Company or its successor representing a majority of the combined voting power of the Company's (or its successor's) then outstanding securities; provided, however, that the ownership of securities of the Company constituting such a majority by a person immediately after consummation of a Restructuring Transaction and by such person thereafter shall not constitute a Change in Control; and provided further, that the subsequent acquisition of securities by another person which causes such other person to own such a majority will constitute a Change in Control; or

                  (iii) the Company consummates (1) an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets except pursuant to a merger, consolidation or similar transaction involving the Company and a successor (as defined above) (said merger, consolidation or similar transaction shall be tested only pursuant to clause (i) above) or (2) a plan of complete liquidation of the Company; or

                  (iv) any "person," as such term is used in Section 13(d) and 14(d) of the Exchange (other than the Company, TWC, members of the TWC Controlling Shareholder Group, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or TWQ, is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of TWC representing 30% or more of the combined voting power of TWC's then outstanding securities; or

                  (v) the shareholders of TWC approve a merger or consolidation of TWC with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of TWC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of TWC or such surviving entity outstanding immediately after such merger or consolidation; or

         (vi) TWC consummates (1) an agreement for the sale or disposition by TWC of all or substantially all of TWC's assets except pursuant to a merger, consolidation or similar transaction involving TWC where TWC is not the surviving entity (said merger, consolidation or similar transaction shall be tested only pursuant to clause (v) above) or (2) a plan of complete liquidation of TWC; or

         (vii) the total combined voting power of TWC (or any successor entity) represented by shares of voting stock owned by members of the TWC Controlling Shareholder Group is reduced to 30 percent or less.

         Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred with respect to the Executive if the Executive is part of a purchasing group which consummates a transaction causing a Change in Control. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is a direct or indirect equity participant in the purchasing company or group. Furthermore, the occurrence of any of the events listed in clauses (iv), (v), (vi) or (vii) above shall not constitute a Change in Control if they occur after consummation of a Restructuring Transaction.

         The "TWC Controlling Shareholder Group" includes (i) George R. Wackenhut, (ii) the spouse and lineal descendants of George R. Wackenhut, (iii) any trust whose only beneficiaries are persons described in the foregoing clauses (i) and (ii), and (iv) Affiliates of the persons described in the foregoing clauses (i), (ii) and (iii). An "Affiliate" of a person includes only a corporation, limited liability company, partnership, or similar entity where all of the voting securities or ownership interests of said entity are directly owned by such person. Unless otherwise defined, a "person" includes any natural person and any corporation, limited liability company, partnership, trust or other entity.

B. Good Reason. Termination by Executive of his employment for "Good Reason" pursuant to Section 1 above shall mean a termination by Executive upon:

                  (i) Any material reduction in Executive's title or responsibilities;

                  (ii) Any reduction in Executive's base salary or annual bonus;

                  (iii) A diminution in the Executive's eligibility to participate in bonus, stock options, incentive awards and other compensation plans or a diminution in Executive Benefits (as defined below); or

                  (iv) A change in the location of the Executive's principal place of employment by the Company of more than 50 miles from the location which he was principally employed at immediately prior to a Change in Control.

3. Special Termination Payment and Calculation. For purposes of this Agreement, the "Special Termination Payment" shall mean an aggregate amount of money equal to the product of three (3) multiplied by the sum of (x) the Executive's annual base salary as in effect at the time of the termination giving rise to the Special Termination Payment, or if greater the annual base salary in effect for the calendar year prior to the date of termination, plus (y) the greater of (i) the annual bonus the Executive received with respect to calendar year 1999, or (ii) the largest annual bonus the Executive would have received if his employment had not been terminated in the calendar year in which his employment was terminated assuming that all targets and incentives are met (regardless of actual results and criteria). In the event that the Company does not pay the Special Termination Payment by the due date specified in this Agreement, then the unpaid amount shall bear interest at the rate of 18 percent per annum, compounded monthly, until it is paid.

         a. Equalization Payment. If any of the Special Termination Payment will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction from the Special Termination Payment and the Gross-Up Payment of any Excise Tax imposed upon the Special Termination Payment and any federal, state and local income tax and Excise Tax imposed upon the Gross-Up Payment shall equal to the original amount of the Special Termination Payment, prior to deduction of any Excise Tax imposed with respect to the Special Termination Payment. The Gross-Up Payment is intended to place the Executive in the same economic position he would have been in if the Excise Tax did not apply. The Gross-Up Payment shall be paid to the Executive in full, at the time the Special Termination Payment is paid pursuant to Section 1 hereof. For purposes of determining the Gross-Up Payment pursuant to this
                  Section 3.a, the Special Termination Payment shall also include any amounts which would be considered "Parachute Payments" (within the meaning of Section 280G(b)(2) of the Code) to the Executive, including, but not limited to, the value of any Executive Benefits paid or provided to the Executive during the period provided for in Code Section 280G(b)(2)(C).

         b. Tax Rates. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date of termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

         c. Tax Calculation. Simultaneously with the Company's payment of the Special Termination Payment, the Company shall deliver to the Executive a written statement specifying the total amount of the Special Termination Payment and the Gross-Up Payment, together with all supporting calculations. If the Executive disagrees with the Company's calculation of either of said payments, the Executive $hall submit to the Company, no later than 30 days after receipt of the Company's calculations, a written notice advising the Company of the disagreement and setting forth his calculation of said payments. The Executive's failure to submit such notice within such period shall be conclusively deemed to be an agreement by the Executive as to the amount of the Special Termination Payment and the Gross-Up Payment. If the Company agrees with the Executive's calculations, it shall pay any shortfall to the Executive within 20 days after receipt of such a notice from the Executive, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall. If the Company does not agree with the Executive's calculations, it shall provide the Executive with a written notice within 20 days after the receipt of the Executive's calculations advising the Executive that the disagreement is to be referred to an independent accounting firm for resolution. Such disagreement shall be referred to an independent "Big 5" accounting firm which is not the regular accounting firm of the Company and which is agreed to by the Company and the Executive within 10 days after issuance of the Company's notice of disagreement (if the parties cannot agree on the identity of the accounting firm which is to resolve the dispute, the accounting firm shall be selected by means of a coin toss conducted in Palm Beach County, Florida by counsel to the Executive on the first business day after such 10 day period in such manner as such counsel may specify). The accounting firm shall review all information provided to it by the parties and submit a written report setting forth its calculation of the Special Termination Payment and the Gross-Up Payment within 15 days after submission of the matter to it, and such decision shall be final and binding on all of the parties. The fees and expenses charged by said accounting firm shall be paid by the Company. If the amount of the Special Termination Payment or Gross-Up Payment actually paid by the Company was less than the amount calculated by the accounting firm, the Company shall pay the shortfall to the Executive within 5 days after the accounting firm submits its written report, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall.

         d. Subsequent Recalculation. In the event the Internal Revenue Service imposes an Excise Tax with respect to the Special Termination Payment that is greater than the Excise Tax calculated hereunder, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole in accordance with the principles set forth above, including any interest and penalties which may be imposed.

4. Executive Benefits. The term "Executive Benefits" mean$ all health, dental, disability, life insurance, retirement and fringe benefits or programs now or hereafter established by the Company which cover the Company's executives or its employees and applicable family members and which are in effect on the date on which a Change in Control occurs. The term

         "Executive Benefits" also includes, for purposes of Section 3, the value of the items provided for in clauses (ii) and (iii) of the first sentence in Section 1.

5. Non-Competition. In the event that Executive's employment is terminated pursuant to Section 1 hereof and Executive timely receives payment of the Special Termination Payment, Executive agrees that for a period of 12 months after such termination of employment not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any business (a "Competitive Operation") which competes with any business conducted by the Company, or by any group, division or subsidiary of the Company for which the Executive has had responsibility, in any area where such business is being conducted at the time of such termination. It is understood and agreed that, for the purposes of the foregoing provisions of this Section 5, no business which is conducted by the Company at the time of the Executive's termination and which subsequently is sold or discontinued by the Company shall be deemed to be a Competitive Operation within the meaning of this Section 5. Ownership of an amount not to exceed five percent (5%) of the voting stock of any publicly held corporation shall not constitute a violation hereof.

6. Release and Indemnity. The Company hereby fully and forever releases, acquits, discharges and holds the Executive harmless from any and all, and all manner of, actions and causes of action, claims, suits, costs, debts sums of money, claims and demands, presently known or unknown, whatsoever in law or equity or otherwise, which the Company ever had, now has or may now have, or will have in the future, by reason of any matter, cause or thing whatsoever, from the beginning of the world and all times thereafter. The preceding sentence does not apply to any matters, events, actions, claims, damages or losses arising from, in connection with or relating to (i) any intentional illegal conduct of the Executive, or (ii) conduct of the Executive after the Executive ceases to be employed by the Company. The Company at all times shall indemnify, save harmless and reimburse the Executive , from and against any and all demands, claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, which the Executive may incur or with which they may be threatened with, arising from, in connection with, relating to or arising as a result of Executive's employment by the Company or any other relationship that the Executive has with the Company as an officer, director, agent shareholder or otherwise, including without limitation settlement costs and attorneys' fees and court costs at trial and appellate levels which the Executive may incur in connection with settling, defending against or resisting any of the foregoing. The Company shall pay to the Executive any amounts due with respect to said indemnity within 5 business days after the Executive issues a written demand therefor to the Company. The provisions of this section are an expansion of any rights that the Executive may have with respect to the subject matter, and no other agreement or arrangement which the Company may have that benefits the Executive with respect to the subject matter hereof shall be superseded or limited in any way as a result of the parties entering into this Agreement.

7. Notices. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when received at the address specified herein. In the case of Executive, notices shall be delivered to him at the home address which he has most recently communicated to the Company in writing. In the care of the Company, notices shall be delivered to the Company's corporate headquarters, and all notices shall be directed to the attention of the Chairman of the Board of the Company, with a copy to the Company's General Counsel.

8. No Mitigation. Executive shall not be required to mitigate the amount of any payment or benefit contemplated by this Agreement upon his termination of employment (whether by seeking now employment or in any other manner), nor shall any such payment or benefit be reduced by any earnings or benefits that Executive may receive from any other source.

9. Modification and Waiver. This Agreement shall not be canceled, rescinded or revoked, nor may any provision of this Agreement be modified, waived or discharged unless the cancellation, rescission, revocation, modification, waiver or discharge is agreed to in writing and signed by Executive and by the Chairman of the Board of the Company. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

10. Complete Agreement. This Agreement supersedes all previous severance agreements entered into by Executive and the Company. Except as specifically provided in Section 1 of this Agreement, this Agreement does not affect any deferred compensation agreements, non-qualified retirement plans, or any other agreements entered into by the parties.

11. No Assignment. No right, benefit or interest hereunder, shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. This Agreement is binding on all successors of the Company, whether by merger, consolidation, purchase or otherwise, and all references to the Company shall also include references to any such successor.

12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of Florida applicable to agreements made and to be performed entirely within such State, as to all matters governed by state law or, if controlling, by applicable federal law.

13. Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

14. Litigation; Venue. Any action at law or in equity under this Agreement shall be brought in the courts of Palm Beach County, Florida, and in no other court (whether or not jurisdiction can be established in another court). Each party hereto waives the right to argue that venue is not appropriate in the courts of Palm Beach County, Florida.

15. Expenses. The Company shall reimburse the Executive for all legal and/or accounting expenses he incurs in connection with the execution, delivery and enforcement of his rights under this Agreement.

16. Withholding. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18. Special Provisions. The continued validity of this Agreement shall not be affected by any acquisition of capital stock of the Company by TWC and this Agreement shall continue in full force and effect, and transactions that occur after any such acquisition shall continue to be tested pursuant to Section 2.

         IN WITNESS WHEREOF, the parties have executed this Executive Severance Agreement effective the 4th day of May, 2001.


SIGNED, SEALED AND DELIVERED            EXECUTIVE:
IN THE PRESENCE OF:



/s/ Sandra L. Nusbaum                   /s/ Wayne Calabrese
-----------------------------           --------------------------------------
PRINT NAME OF WITNESS BELOW:            Wayne Calabrese

Sandra L. Nusbaum
-----------------------------
                                        Date: 4 MAY 2001
                                             ----------------------------------

/s/ Tanya Grooms
-----------------------------
PRINT NAME OF WITNESS BELOW:


    Tanya Grooms
-----------------------------


                                        WACKENHUT CORRECTIONS CORPORATION



/s/ Sandra L. Nusbaum                   By: /s/ George R. Wackenhut
-----------------------------              -----------------------------------
PRINT NAME OF WITNESS BELOW:

Sandra L. Nusbaum                       Name: George R. Wackenhut
-----------------------------                ---------------------------------
                                        Title: Chairman
                                              --------------------------------

/s/ James D. Rowan                      Date:              5-4-01
-----------------------------                ---------------------------------
PRINT NAME OF WITNESS BELOW:

James D. Rowan
-----------------------------

                         EXECUTIVE SEVERANCE AGREEMENT

         THIS EXECUTIVE SEVERANCE AGREEMENT ("Agreement") is made and entered into this 2nd day of May, 2001, by and between Wackenhut Corrections Corporation, a Florida corporation, it successor or successors, or assigns (hereinafter referred to as the "Company") and John O'Rourke (hereinafter referred to as the "Executive").

         The Executive is a key executive of the Company, and the Company desires to provide the Executive with an incentive to remain with the Company if concerns arise over a possible change in control of the Company. The majority shareholder of the Company is The Wackenhut Corporation, a Florida corporation ("TWC").

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Company and the Executive agree as follows:

1. Termination of Executive Employment. If the Executive's employment is terminated by the Company for any reason at any time during the 12 month period commencing on the date on which a Change in Control (as defined in Section 2 below) occurs, by the Executive for "Good Reason" (as defined in Section 2 below) at any time during the 12 month period commencing on the date on which a Change in Control occurs, or for any reason (including the delivery of a written resignation to the Company by the Executive or his authorized representative on the Executive's or his estate's behalf) after the date which is 12 months following the date a Change in Control occurs and prior to the date which is 24 months following the date a Change in Control occurs, then (i) the Company shall pay the Special Termination Payment (as defined in Section 3 below) to the Executive (or his estate) within ten days after said termination, (ii) all awards granted pursuant to the Wackenhut Corrections Corporation Stock Option Plans and any other unvested stock options or other interests the Executive holds in the Company's stock or the stock of a subsidiary of the Company shall become fully vested all restrictions on restricted stock units shall lapse, and all performance targets with respect to performance units or shares will be deemed to have been met as of the date the Executive's employment is terminated, (iii) the Company shall transfer all of its interest in any automobile used by the Executive pursuant to the Company's Executive Automobile Policy (the "Executive Automobile Policy") and shall pay the balance of any outstanding loans or leases on such automobile (whether such obligations are those of the Executive or the Company) so that the Executive owns the automobile outright (in the event such automobile is leased, the Company shall pay the residual cost of such lease), (iv) the Company shall pay to the Executive, within ten days after said termination, the present value of all cash payments pursuant to the WCC Retirement Agreement entered into between the Company and the Executive (the "Retirement Agreement") as if the Executive had remained employed with the Company through the Retirement Date defined therein, in complete satisfaction of the amount due to the Executive thereunder (the "Retirement Agreement Payoff"), (v) the Company shall continue to provide the Executive (and if applicable, his beneficiaries) with the Executive Benefits (as described in Section 4), at no cost to the Executive in no less than the same amount and, on the same terms and conditions as in effect on the date on which the Change in Control occurs for a period of 3 years after the date of termination of the Executive's employment with the Company, regardless of the cost to the Company, or, alternatively, if the Executive (or his estate) elects at any time in a written notice delivered to the Company to waive any particular Executive Benefits, the Company shall make a cash payment to the Executive within ton days after receipt of such election in an amount equal to the present value of the Company's cost of providing such Executive Benefits from the date of such election to the end of the foregoing 3-year period, and such present value shall be determined by reference to the Company's then-current cost levels and a discount rate equal to 120 percent of the short-term applicable Federal rate provided for in Section 1274(d) of the Internal Revenue Code (the "Code") for the month in which the Change in Control occurs; and (vi) the Company shall pay to the Executive, within 10 days after said termination, an amount equal to the sum of (a) the dollar value of vacation time that would have been credited to the Executive pursuant to the Company's Vacation Policy (the "Vacation Policy") if the Executive had remained employed by the Company through the "Anniversary Date" (as defined in the Vacation Policy) immediately following his termination of employment, multiplied by a fraction, the numerator of which is the number of days which elapsed from the Executive's Anniversary Date immediately preceding the date of termination through the date of such termination, and the denominator of which is 365, plus
         (b) the dollar value of vacation time which the Executive was entitled to have taken immediately prior to the Executive's termination, which was not in fact taken by the Executive; the dollar value of vacation time referred to above shall be equal to the amount which would have been paid to the Executive by the Company during such vacation time had the vacation time in fact been taken by the Executive immediately prior to the Executive's termination. If the Executive dies during the 3-year period contemplated by clause (v) of the foregoing sentence, the Company shall provide the Executive Benefits, to the extent applicable, to the Executive's estate, or make any applicable cash payments in lieu them of to said estate. The present value represented by the Retirement Agreement Payoff referred to above shall be calculated (i) using a discount rate equal to the lower of the rate provided for in Code
         Section 280G(d)(4), or six and one-half percent (6.5%), and (ii) without regard to any mortality factors or related probabilities. The Executive shall be deemed to be employed by the Company if the Executive is employed by the Company or any subsidiary of the Company in which the Company owns a majority of the subsidiary's voting securities. Notwithstanding anything else in this Agreement to the contrary, subsequent reemployment of the Executive by the Company or any successor of the Company following a Change in Control will not cause the Executive to forfeit any compensation or benefits provided in this Agreement.

2.       Definition.

         A. Change in Control For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:


                  (i) any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), (other than the Company, TWC or any trustee or other fiduciary holding securities under any employee benefit plan of the Company), is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor by merger, consolidation or similar transaction, referred to in this Section as a "Successor") representing a percentage of the combined voting power of the Company's (or its successor's) then outstanding securities which is greater than the percentage of the combined voting power represented by securities of the Company (or its successor) then owned by TWC; provided, however, that for purposes of this clause (i), the percentage so owned by TWC shall not be treated as beneficially owned by any direct or indirect shareholder of TWO; and provided further, that the transfer of securities of the Company owned by TWC to any direct or indirect shareholders of TWC in connection with any one or more spin-offs, split-offs, split-ups, corporate distributions or similar transactions consummated as part of an integrated plan involving TWC's direct or indirect shareholders (a "Restructuring Transaction") shall not be deemed to constitute a Change in Control; or

                  (ii) after consummation of a Restructuring Transaction, any person, as defined above (other than the Company, TWC or any trustee or other fiduciary holding securities under any employee benefit plan of the Company), is or becomes the beneficial owner, as defined above, directly or indirectly, of securities of the Company or its successor representing a majority of the combined voting power of the Company's (or its successor's) then outstanding securities; provided, however, that the ownership of securities of the Company constituting such a majority by a person immediately after consummation of a Restructuring Transaction and by such person thereafter shall not constitute a Change in Control; and provided further, that the subsequent acquisition of securities by another person which causes such other person to own such a majority will constitute a Change in Control; or

                  (iii) the Company consummates (1) an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets except pursuant to a merger, consolidation or similar transaction involving the Company and a successor (as defined above) (said merger, consolidation or similar transaction shall be tested only pursuant to clause (i) above) or (2) a plan of complete liquidation of the Company; or

                  (iv) any "person," as such term is used in Section 13(d) and 14(d) of the Exchange (other than the Company, TWC, members of the TWC Controlling Shareholder Group, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or
         TWC), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of TWC representing 30% or more of the combined voting power of TWC's then outstanding securities; or

                  (v) the shareholders of TWC approve a merger or consolidation of TWC with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of TWC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of TWC or such surviving entity outstanding immediately after such merger or consolidation; or

                  (vi) TWC consummates (1) an agreement for the sale or disposition by TWC of all or substantially all of TWC's assets except pursuant to a merger, consolidation or similar transaction involving TWC where TWC is not the surviving entity (said merger, consolidation or similar transaction shall be tested only pursuant to clause (v) above) or (2) a plan of complete liquidation of TWC; or

                  (vii) the total combined voting power of TWC (or any successor entity) represented by shares of voting stock owned by members of the TWC Controlling Shareholder Group is reduced to 30 percent or less.

                  Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred with respect to the Executive if the Executive is part of a purchasing group which consummates a transaction causing a Change in Control. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is a direct or indirect equity participant in the purchasing company or group. Furthermore, the occurrence of any of the events listed in clauses (iv), (v), (vi) or (vii) above shall not constitute a Change in Control if they occur after consummation of a Restructuring Transaction.

                  The "TWC Controlling Shareholder Group" includes (i) George R, Wackenhut, (ii) the spouse and lineal descendants of George R. Wackenhut, (iii) any trust whose only beneficiaries are persons described in the foregoing clauses (i) and (ii), and (iv) Affiliates of the persons described in the foregoing clauses (i), (ii) and (iii). An "Affiliate" of a person includes only a corporation, limited liability company, partnership, or similar entity where all of the voting securities or ownership interests of said entity are directly owned by such person. Unless otherwise defined, a "person" includes any natural person and any corporation, limited liability company, partnership, trust or other entity.

         B. Good Reason. Termination by Executive of his employment for "Good Reason" pursuant to Section 1 above shall mean a termination by Executive upon:

                  (i) Any material reduction in Executive's title or responsibilities;

                  (ii) Any reduction in Executive's base salary or annual bonus;

                  (iii) A diminution in the Executive's eligibility to participate in bonus, stock options, incentive awards and other compensation plans or a diminution in Executive Benefits (as defined below); or

                  (iv) A change in the location of the Executive's principal place of employment by the Company of more than 50 miles from the location which he was principally employed at immediately prior to a Change in Control.

         3. Special Termination Payment and Calculation. For purposes of this Agreement, the "Special Termination Payment" shall mean an aggregate amount of money equal to the product of three (3) multiplied by the sum of (x) the Executive's annual base salary as in effect at the time of the termination giving rise to the Special Termination Payment, or if greater the annual base salary in effect for the calendar year prior to the date of termination, plus
(y) the greater of (i) the annual bonus the Executive received with respect to calendar year 1999, or (ii) the largest annual bonus the Executive would have received if his employment had not been terminated in the calendar year in which his employment was terminated assuming that all targets and incentives are met (regardless of actual results and criteria). In the event that the Company does not pay the Special Termination Payment by the due date specified in this Agreement, then the unpaid amount shall bear interest at the rate of 18 percent per annum, compounded monthly, until it is paid.


         a. Equalization Payment. If any of the Special Termination Payment will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction from the Special Termination Payment and the Gross-Up Payment of any Excise Tax imposed upon the Special Termination Payment and any federal, state and local income tax and Excise Tax imposed upon the Gross-Up Payment shall be equal to the original amount of the Special Termination Payment, prior to deduction of any Excise Tax imposed with respect to the Special Termination Payment. The Gross-Up Payment is intended to place the Executive in the same economic position he would have been in if the Excise Tax did not apply. The Gross-Up Payment shall be paid to the Executive in full, at the time the Special Termination Payment is paid pursuant to Section 1 hereof. For purposes of determining the Gross-Up Payment pursuant to this
                  Section 3.a, the Special Termination Payment shall also include any amounts which would be considered "Parachute Payments" (within the meaning of Section 280G(b)(2) of the Code) to the Executive, including, but not limited to, the value of any Executive Benefits paid or provided to the Executive during the period provided for in Code Section 290G(b)(2)(C).

         b. Tax Rates. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the date of termination, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes.

         c. Tax Calculation. Simultaneously with the Company's payment of the Special Termination Payment, the Company shall deliver to the Executive a written statement specifying the total amount of the Special Termination Payment and the Gross-Up Payment, together with all supporting calculations. If the Executive disagrees with the Company's calculation of either of said payments, the Executive shall submit to the Company, no later than 30 days after receipt of the Company's calculations, a written notice advising the Company of the disagreement and setting forth his calculation of said payments. The Executive's failure to submit such notice within such period shall be conclusively deemed to be an agreement by the Executive as to the amount of the Special Termination Payment and the Gross-Up Payment. If the Company agrees with the Executive's calculations, it shall pay any shortfall to the Executive within 20 days after receipt of such a notice from the Executive, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall. If the Company does not agree with the Executive's calculations, it shall provide the Executive with a written notice within 20 days after the receipt of the Executive's calculations advising the Executive that the disagreement is to be referred to an independent accounting firm for resolution. Such disagreement shall be referred to an independent "Big 5" accounting firm which is not the regular accounting firm of the Company and which is agreed to by the Company and the Executive within 10 days after issuance of the Company's notice of disagreement (if the parties cannot agree on the identity of the accounting firm which is to resolve the dispute, the accounting firm shall be selected by means of a coin toss conducted in Palm Beach County, Florida by counsel to the Executive on the first business day after such 10 day period in such manner as such counsel may specify). The accounting firm shall review all information provided to it by the parties and submit a written report setting forth its calculation of the Special Termination Payment and the Gross-Up Payment within 15 days after submission of the matter to it, and such decision shall be final and binding an all of the parties. The fees and expenses charged by said accounting firm shall be paid by the Company. If the amount of the Special Termination Payment or Gross-Up Payment actually paid by the Company was less than the amount calculated by the accounting firm, the Company shall pay the shortfall to the Executive within 5 days after the accounting firm submits its written report, together with interest thereon accruing at the rate of 18 percent per annum, compounded monthly, from the original due date of the Special Termination Payment through the actual date of payment of said shortfall.

         d. subsequent Recalculation. In the event the Internal Revenue Service imposes an Excise Tax with respect to the Special Termination Payment that is greater than the Excise Tax calculated hereunder, the Company shall reimburse the Executive for the for amount necessary to make the Executive whole in accordance with the principles act forth above, including any interest and penalties which may be imposed.

4. Executive Benefits. The term "Executive Benefits" means ail health, dental, disability, life insurance, retirement and fringe benefits or programs now or hereafter established by the Company which cover the Company's executives or its employees and applicable family members and which are in effect on the date on which a Change in Control occurs. The term

         "Executive Benefits" also includes, for purpose of Section 3, the value of the items provided for in clauses (ii) and (iii) of the first sentence in Section 1.

5. Non-Competition. In the event that Executive's employment is terminated pursuant to Section 1 hereof and Executive timely receives payment of the Special Termination Payment, Executive agrees that for a period of 12 months after such termination of employment not to, directly or indirectly, own, manage, operate, control or participate in the ownership, management operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of any business (a "Competitive Operation") which competes with any business conducted by the Company, or by any group, division or subsidiary of the Company for which the Executive has had responsibility, in any area where such business is being conducted at the time of such termination. It is understood and agreed that, for the purposes of the foregoing provisions of this Section 5, no business which is conducted by the Company at the time, of the Executive's termination and which subsequently is sold or discontinued by the Company shall be deemed to be a Competitive Operation within the meaning of this Section 5. Ownership of an amount riot to exceed five percent (5%) of the voting stock of any publicly held corporation shall not constitute a violation hereof.

6. Release and Indemnity. The Company hereby fully and forever releases, acquits, discharges and holds the Executive harmless from any and all, and all manner of actions and causes of action, claims, suits, costs, debts, sums of money, claims and demands, presently known or unknown, whatsoever in law or equity or otherwise, which the Company ever had, now has or may now have, or will have in the future, by reason of any matter, cause or thing whatsoever, from the beginning of the world and all times thereafter. The preceding sentence does not apply to any matters, events, actions, claims, damages or losses arising from, in connection with or relating to (i) any intentional illegal conduct of the Executive, or (ii) conduct of the Executive after the Executive ceases to be employed by the Company. The Company at all times shall indemnify, save harmless and reimburse the Executive, from and against any and all demands, claims, liabilities, losses, actions, suits or proceedings, or other expenses, fees, or charges of any character or nature, which the Executive may incur or with which they may be threatened with, arising from, in connection with, relating to or arising as a result of Executive's employment by the Company or any other relationship that the Executive has with the Company as an officer, director, agent shareholder or otherwise, including without limitation settlement costs and attorneys' fees and court costs at trial and appellate levels which the Executive may incur in connection with settling, defending against or resisting any of the foregoing. The Company shall pay to the Executive any amounts due with respect to said indemnity within 5 business days after the Executive issues a written demand therefor to the Company. The provisions of this section are an expansion of any rights that the Executive may have with respect to the subject matter, and no other agreement or arrangement which the Company may have that benefits the Executive with respect to the subject matter hereof shall be superseded or limited in any way as a result of the parties entering into this Agreement.

7. Notices. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when received at the address specified herein. In the case of Executive, notices shall be delivered to him at the home address which he has most recently communicated to the Company in writing. In the case of the Company, notices shall be delivered to the Company's corporate headquarters, and all notices shall be directed to the attention of the Chairman of the Board of the Company, with a copy to the Company's General Counsel.

8. No Mitigation. Executive shall not be required to mitigate the amount of any payment or benefit contemplated by this Agreement upon his termination of employment (whether by seeking new employment or in any other manner), nor shall any such payment or benefit be reduced by any earnings or benefits that Executive may receive from any other source.

9. Modification and Waiver. This Agreement shall not be canceled, rescinded or revoked nor may any provision of this Agreement be modified, waived or discharged unless the cancellation, rescission, revocation, modification, waiver or discharge is agreed to in writing and signed by Executive and by the Chairman of the Board of the Company. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

10. Complete Agreement. This Agreement supersedes all previous severance agreements entered into by Executive and the Company. Except as specifically provided in Section 1 of this Agreement, this Agreement does not affect any deferred compensation agreements, non-qualified retirement plans, or any other agreements entered into by the parties.

11. No Assignment. No right, benefit or interest hereunder, shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. This Agreement is binding on all successors of the Company, whether by merger, consolidation, purchase or otherwise, and all references to the Company shall also include references to any such successor.

12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with and subject to, the laws of the State of Florida applicable to agreements made and to be performed entirely within such State, as to all matters governed by state law or, if controlling, by applicable federal law.

13. Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof which shall remain in full force and effect.

14. Litigation; Venue. Any action at law or in equity under this Agreement shall be brought in the courts of Palm Beach County, Florida, and in no other court (whether or not jurisdiction can be established in another court). Each party hereto waives the right to argue that venue is not appropriate in the courts of Palm Beach County, Florida.

15. Expenses. The Company shall reimburse the Executive for all legal and/or accounting expenses he incurs in connection with the execution, delivery and enforcement of his rights under this Agreement.

16. Withholding. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.

17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18. Special Provisions. The continued validity of this Agreement shall not be affected by any acquisition of capital stock of the Company by TWC and this Agreement shall continue in full force and effect, and transactions that occur after any such acquisition shall continue to be tested pursuant to Section 2.

         IN WITNESS WHEREOF, the parties have executed this Executive Severance Agreement effective the 2nd day of May, 2001.


SIGNED, SEALED AND DELIVERED                 EXECUTIVE:
IN THE PRESENCE OF:


/S/ SANDRA L. NUSBAUM                        /S/ JOHN O'ROURKE
--------------------------------             ------------------------------
PRINT NAME OF WITNESS BELOW:                 JOHN O'ROURKE
SANDRA L. NUSBAUM
--------------------------------

                                             DATE:   May 4, 2001
                                                  -------------------------

/S/ TANYA GROOMS
--------------------------------
PRINT NAME OF WITNESS BELOW:
TANYA GROOMS
--------------------------------




                                             WACKENHUT CORRECTIONS CORPORATION



/S/ SANDRA L. NUSBAUM                        /S/ G.R. WACKENHUT
--------------------------------             ------------------------------
PRINT NAME OF WITNESS BELOW:                 NAME: GEORGE R. WACKENHUT
SANDRA L. NUSBAUM                            ------------------------------
--------------------------------             TITLE: CHAIRMAN
                                             ------------------------------

/S/ JAMES P. ROWAN
--------------------------------             DATE:   May 4, 2001
PRINT NAME OF WITNESS BELOW                       -------------------------
JAMES P. ROWAN
--------------------------------